                                                                    EXHIBIT 10.9
                                                                 August 31, 1994

                                      NOTE
                                                                     $153,000.00

     FOR VALUE RECEIVED, I, the undersigned                                  ,
Circle Creek Aquaculture VI.L.P., a Tennessee Limited Partnership, by
George S. Hastings, Jr., a General Partner, and George S. Hastings, Jr.------------------------------------------ promise to pay to the order of the
METROPOLITAN LIFE INSURANCE COMPANY, at its principal office, 1 Madison Avenue, New York, N.Y., the sum of ------------- ONE HUNDRED FIFTY-THREE THOUSAND AND NO/100---------Dollars ($153,000.00), together with interest from the date hereof on the said principal sum, or the balance thereof remaining unpaid at any interest-payment date, at the rate of 9.50 percent per annum
----------------------------------

payable semi annually, on the 15th day of September and March in each and every year: such principal and interest to be paid in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the said principal sum to be paid on the dates and in the manner following, to wit: $6,100.00 on March 15, 1995 and a like amount of $6,100.00 on each and every March 15th up to and including March 15, 2004; and a final installment of $92,000.00 on September 15, 2004. Notwithstanding anything herein to the contrary, a late payment charge of 4% of the amount of any delinquency shall be made on any payment more than 15 days past due.

THIS IS A DEFERRED PURCHASE MONEY NOTE.

        Partial payments may be made in accordance with the privilege, if any, endorsed on this Note.

        If default be made in the payment or any part of the said principal or interest, when the same becomes due and payable, then all principal and accrued interest shall, at the option of the legal holder or holders hereof, become at once due and payable without notice.

        The makers, endorsers, sureties, and guarantors, and all other persons who may become liable for the payment hereof, severally waive demand, presentment, protest, notice of nonpayment, notice of protest, and any and all lack of diligence or delays in collection which may occur, and expressly consent and agree to all extensions of time of payment hereof from time to time at or after maturity and waive all notice thereof.

        All homestead exemption, appraisement, and stay laws are hereby expressly waived. If this Note shall not be paid at the date of its maturity, or shall become due and payable by the exercise of the said option and shall be placed in the hands of any attorney for collection, all parties aforesaid agree to pay in addition, a reasonable attorney's fee on the amount owing or found due hereon.
Privilege is reserved to pay $100.00 or any multiple thereof on any interest payment date not to exceed $15,300.00 in any one calendar year. Privilege is reserved to prepay this note at any time, but a prepayment penalty of 5% of the unpaid principal balance will apply during the first year 4% during the second year, 3% during the third year, 2% during the fourth year and 1% during the fifth year. There is no penalty for prepayment after 5 years from the date hereof.

        This Note is made and executed under, and is in all respect to be governed by, the laws of the State of Mississippi, and is secured by a Trust Deed on real estate situated in the County of Sunflower, State of Mississippi.

                           Circle Creek Aquaculture VI, L.P., a
                           Tennessee Limited Partnership  [SEAL]
                           ------------------------------

                           By:/s/ G.S. Hastings, G.P.     [SEAL]
                              ---------------------------
                              (George S. Hastings, Jr.,
                                 General Partner

                           By:/s/ G.S. Hastings, Jr.      [SEAL]
                              ---------------------------
                              (George S. Hastings, Jr.,
                                 Individually)

                           ------------------------------ [SEAL]

                                DEED OF TRUST

                                (Mississippi)


              THIS INDENTURE, made and entered into this 31st day of August, 1994, by and between Circle Creek Aquaculture VI, L.P., a Tennessee Limited Partnership, by George S. Hastings, Jr., General Partner of the County of Sunflower and State of Mississippi and George S. Hastings, Jr.------------------------------ of the County of Davidson, and State
         of Tennessee, hereinafter called the first party;--------------------- ------Frank L. Melton, Individually, of Ruleville, Mississippi-------- Trustee, hereinafter called the second party, and the METROPOLITAN
         LIFE INSURANCE COMPANY, a corporation organized under the laws of New York, located at 1 Madison Avenue, New York, N.Y., hereinafter called the third party.

              WITNESSETH: That the first party, for and in consideration of the debt and trust hereinafter mentioned, and the sum of $1, to them paid by the said second party, the receipt of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, and convey, unto the said second party, and to his successors in this Trust, all of the following-described real estate, situated in the County of Sunflower and State of Mississippi to wit:

         175 acres of land being that portion of Section 21, Township 18 North, Range 3 West lying South and West of Moorhead Bayou; and that portion of Section No. 28, Township 18 North, Range 3 West lying North and West of Moorhead Bayou, containing in the aggregate 175 acres, more or less. This tract contains all, or portions of, Units 12, 13, 14, 15, 16, and 17 of the S.H. Moore Farm according to a map or file in Plat Book 3, Page 23 in the office of the Chancery Clerk of Sunflower County, Mississippi; together with all and singular, the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, Sunflower County, Mississippi.

Notwithstanding anything herein to the contrary, a late payment charge of 4% of the amount of any delinquency shall be made on any payment more than 15 days past due.

         This Deed of Trust to the extent of the sum secured thereby represents funds advanced by the mortgage to pay part of the purchase price represented by the conveyance under which the mortgagors acquired title.


                             STATE OF MISSISSIPPI
                             COUNTY OF SUNFLOWER
                       I CERTIFY THE WITHIN INSTRUMENT
                            WAS FILED AND RECORDED

                              94 AUG 31 AM 11:39

                           IN BOOK NO. P31 PAGE 549
                              JACK E HARKER, JR.
                                CHANCERY COURT
                             BY T. GRISSETTS, D.C.

                                    [SEAL]

        In the event that the mortgaged premises or any portion thereof be sold or conveyed or become subject to an agreement to sell or convey, then the entire indebtedness secured by this Deed of Trust shall at the option of the third party, become due and payable.

        If all or any part of the mortgaged property be condemned or taken through eminent domain proceedings, all or such part of any award or proceeds thereof as the third party in its sole discretion may determine in writing are hereby assigned and shall be paid to the third party and applied to the payment of the mortgage indebtedness.

   TO HAVE AND HOLD THE SAME, together with all hereditaments and appurtenances unto belonging or in any wise appertaining in and all right of homestead, unto the said second party, and to his successors in this Trust forever.

   And the first party does hereby bind themselves and their heirs, executors, and administrators, to warrant and forever defend all and singular the said premises unto the said second party and unto his successors in this Trust, against any person whomsoever lawfully claiming, or to claim, the same or any part thereof;

   IN TRUST, HOWEVER, to secure the payment of One certain Promissory Note for the principal sum of ----- ONE HUNDRED FIFTY-THREE THOUSAND AND NO/100------ Dollars, ($153,000.00), bearing even date herewith, executed by the fist party, and last instalment payable on the 15th day of September ,2004. In the order of the Metropolitan Life Insurance Company, at its office, 1 Madison Avenue, New York, N.Y., or at such other place as the holder thereof may from time to time designate in writing, together with interest thereon from date until maturity at the rate set forth in the note, payable semi annually by the 15th day of September and March in each year until the maturity of said principal Note.

   THE SAID FIRST PARTY HEREBY COVENANTS AND AGREES WITH THE SAID OTHER PARTIES TO THIS AGREEMENT: AND THE COVENANTS CONTAINED IN THE LOAN AGREEMENT EXECUTED
                           BY THE FIRST PARTY
   That they are lawfully seized in fee simple of the real estate hereby conveyed and that they have a good right to sell and convey the same as aforesaid, that the said real estate is free and clear of all encumbrances and that they and their heirs, executors, and administrators will warrant and defend the same unto the said second party, its successors of assigns, against all lawful claims and demands.
   To pay said indebtedness promptly when due and to pay all taxes and assessments, general and special, which from time to time may be imposed, assessed, or levied upon the property herein conveyed, or any part thereof, and all charges of every character which are now due, or which may hereafter become liens on said real estate, as and when they become due and payable, and before delinquency, so that the priority of the lien hereby created shall at all times be maintained and preserved; and if said taxes and assessments or charges against said real estate are not paid as herein provided, then and in that event the third party, or its assigns, may pay such taxes, assessments, or charges at the time said taxes become delinquent or thereafter, and this Deed of Trust shall stand as security for the amount so paid, and the sum or sums so paid shall immediately be due and payable and shall be an additional lien upon said real estate and may be recovered from the first party with interest at the rate of 15 percent per annum and be secured by this Deed of Trust and may be collected in the same manner as the principal debt hereby secured.
   That the third party shall be subrogated for further security to the lien, though released of record, of any and all prior encumbrances upon said real estate, paid out of the proceeds of this loan;
   And as additional and collateral security for the payment of the debt hereinbefore described, the said first party herein hereby assigns to the said third party, or its assigns, all right, title, and interest in and to all royalties and rentals accruing to them under all oil, gas, mineral, agricultural, together with all crops grown thereon, or other leases on said real estate, and directs any lessee, on demand, to pay to said party, or its assigns, all royalties and rentals that may be payable to them under the terms of any lease by them given. Provided that so long as no default be made in the payment of the principal debt hereby secured, or the interest due thereon, and so long as the conditions of this Deed of Trust shall be faithfully performed, the first party, their heirs or assigns, shall retain possession of the premises hereby conveyed and shall be entitled to appropriate for their own use all the income and profit derived therefrom; this assignment to terminate and become void upon the release of this Deed of Trust.
   That they will neither commit nor suffer waste, but will maintain, as nearly as with diligence they are able to do so, all buildings and structures erected and to be erected on the mortgaged premises in good repair, and will see that ditches, laterals, drains, levees, and other devices for the proper control of surplus water are cleaned and kept in serviceable condition:
   That they will not permit occupancy of the mortgaged premises for any unlawful purposes, and will promptly report in writing to second party, or the legal holder hereof, all attempts on the part of anyone to locate upon, over, across, or contiguous to any part of the land herein described any road, main ditch, dyke, levee, opening, excavation, or obstruction appropriating any of said land or calculated to damage the same or interfere with its use or desirability for agricultural purposes, or to subject said premises to taxation or assessment;
   To keep the buildings now on said premises, or that may hereafter be erected thereon, insured in a company or companies, acceptable to the third party, against loss by fire and windstorm, for their insurable value, and to pay the premiums upon such policy, or policies, as the same become due, and to deliver the policy or policies, with proper mortgage clause attached thereto, from time to time, as the same may be renewed, to the said third party, or its assigns, hereby giving and granting to said third party, or assigns, full power to demand, receive, and collect, by suit or otherwise, all such insurance money as may become due under said policy or policies, and to apply any such moneys so collected either toward the payment of the principal debt, whether due or not, and interest then accrued thereon or in restoring the building; and in case of failure to keep said buildings so insured, the party of the third part, or its assigns, may at its option effect such insurance and the amount paid therefor shall be collectible from the party of the first part, with interest at 15 percent per annum, and this Deed of Trust shall stand as security therefor.
   That in case the third party, its successors or assigns, shall hereafter appear in any of the land departments of the United States Government or in any court or tribunal whatever, to defend the title or possession of the mortgaged real estate or the lien thereon, or appear in any court to prove the mortgaged debt, all the costs and expenses or such appearance, together with a reasonable attorney's fee, shall be allowed the third party, its successors and assigns, and such costs, expenses, and attorney's fee shall bear 15 percent interest from the date of the payment by said third party, its successors or assigns, and shall be an additional lien upon the mortgaged real estate, concurrent with and collectible in the same manner as the balance of the mortgaged debt hereby secured. This clause shall extend to condemnation and bankruptcy as well as other actions and proceedings.
   AND IT IS FURTHER MUTUALLY COVENANTED AND AGREED that in the event of the passage, after the date of this Deed of Trust, of any law deducting any lien thereon from the value of land for the purpose of taxation, or changing in any way the laws now in force for the taxation of mortgages or debts secured by mortgage or the manner of the collection of any such taxes, so as to affect this Deed of Trust, the whole of the principal sum secured by this Deed of Trust, together with the interest due thereon, shall at the option of the second party, without notice, become immediately due and payable.

   IT IS FURTHER UNDERSTOOD AND AGREED that if default be made in the payment of any indebtedness, whether principal or interest, herein provided for, when the same becomes due and demandable; or if default be made in any stipulation, agreement, or covenant herein contained, then the whole of the indebtedness may, at the option of said third party, or any holder of said Note, or other indebtedness secured hereby, without notice to said first party, be declared due and payable, and the said third party, or any holder of said Note, or other indebtedness secured hereby may proceed to enforce this Deed of Trust, as hereinafter provided, or at its option institute proceedings respectively for the collection at law or equity of such amounts as may then be unpaid.

   NOW, THEREFORE, it is mutually agreed between the parties hereto, that if the said first party shall faithfully keep and perform all the covenants and agreements herein set forth, and well and truly pay off and discharge all Notes and other indebtedness secured and intended to be secured herein, then, and in that case only, this conveyance shall be null and void, and shall be released in due form at the expense of the first party; otherwise it shall remain in full force and effect.

   But if default be made in the payment of any of the debts herein described on any portion thereof when due, or if any of the covenants or agreements herein set forth are not kept, then the said second party, or his successor or successors hereunder, when so requested by the third party, or any holder of said Note, or by any person interested in any other indebtedness herein provided for, may take possession of said property, and shall sell or cause the same to be sold, or so much thereof as may seem to it necessary to meet said indebtedness and the expense, of executing this Trust, at the front door of the Courthouse in said County of Sunflower Mississippi, at public auction, to the highest bidder for cash, between the hours of 11 o'clock a.m. and 4 o'clock p.m., after having given notice of the time, terms, and place of such sale, and the property to be sold, by publication for 21 days, by at least four insertions, once a week for four consecutive weeks proceeding such sale, in a newspaper published in the County or having a general circulation therein, and by posting one notice at the Courthouse of the County where the land is situated. The Acting Trustee is authorized to appoint an agent and auctioneer to make such sale in his absence, which sale shall be valid as if made by said Trustee, and a cash deposit may be required as a condition for the acceptance of bids and any of the parties hereto may become purchasers. After advertising said sale may be dismissed and not made. Said land when sold to be first offered in subdivision not exceeding 160 acres, or one-quarter section, and then offered as an entirety, and the price bid for the latter shall control only when it shall exceed the aggregate of the bids for the same in subdivisions as aforesaid.

   The third party, or its assigns, may direct the Trustee, or his successors in this Trust, to sell the property hereby conveyed for the payment of only the matured portion of the indebtedness hereby secured, subject to the lien of the remaining indebtedness hereby secured. In which event the advertisement of the sale shall so state, and any purchase at such sale shall take the property subject to the unpaid balance of the debt secured by this Deed of Trust, and future sale or sales may be had if subsequent defaults be made.

    In the event maturity of the unpaid portion of the debt hereby secured is declared, but no sale is made, such declaration shall be held for naught, and the Note hereby secured shall be deemed to mature as provided on its face, and it is agreed that no sale made in good faith by the second party, or his successors, shall be void, if any portion of the debt secured is in default at the time of such sale.

    After said sale, as aforesaid, said Trustee shall make, execute, deliver to the purchaser or purchasers thereof, a good and sufficient deed or deeds in law to the property so sold, in fee simple, and shall receive the proceeds of such sale to be applied as follows: First, to the payment of the cost and expenses of executing this Trust, including the payment to said Trustee of a reasonable fee for the services of himself and his attorney; second, to the payment of 15 percent of said sum for attorney's fees, in the event suit is commenced to collect the indebtedness or any part of it, and to the payment of any taxes and assessments or other payments as herein specified, with interest thereon at 15 percent per annum from the date of payment; third, to the payment of the whole debt due the said third party, or assigns, together with all interest due thereon; and lastly, the remainder, if there be any, shall be paid to the said first party.

   In case of the absence, dissolution, resignation, death, inability, or refusal of the said second party to act, of if the third party shall for any reason desire to remove the said second party, or his successors so appointed hereunder, and appoint a new Trustee instead, the third party, or the owner or holder of the indebtedness hereby secured, is hereby granted full power to appoint in writing a substituted Trustee for the second party, and when said appointment shall have been recorded in the office of the Clerk of the Chancery Court of said County, the substituted Trustee named therein shall be clothed with all the powers and charged with all the duties as if originally named Trustee hereunder; and likewise third party shall have full power and authority to remove the second party and appoint a successor or successors or any succeeding Trustee or Trustees thereafter by instrument in writing, duly acknowledged or proved so as to entitle the same to record in this State, and such succeeding Trustee or Trustees shall thereupon be vested with the title to the property in trust for the purposes and objects of these presents, with all the powers, duties, and obligations herein conferred on the second party, in the same manner and to the same effect as the Trustee herein named.

   The taking of any additional security, execution or partial release of the security, or any extension of the time of payment of the indebtedness or renewal thereof shall not diminish the force, effect or lien of this instrument and shall not affect or impair the liability of any maker, surety or endorser for the payment of said indebtedness; that the third party shall have the right to release with or without consideration or credit on the indebtedness hereby secured, any part of the property herein described or any party liable for payment of this loan, by adequate legal instrument without regard to the existence of any junior encumbrance and without the consent of such junior encumbrancer, and such release, shall have no further effect upon the rank, lien or estate conveyed hereby or against the third party than is therein expressed.

   AND IT IS FURTHER AND LASTLY SPECIALLY AGREED, by the parties hereto, that any Deed or Deeds which shall be made by any Trustee acting hereunder, to the purchaser at any sale made hereunder, shall be prima facie evidence of the trust of all the recitals therein contained as to the maturity and nonpayment of the debt secured, the request to the Trustee to sell, the advertisement of such sale, the time, place, terms, and manner of such sale and proceedings had thereat, and in case such Acting Trustee is a substitute, the fact of his appointment, and the facts authorizing the appointment of a substitute to act in the premises. And all courts of law and equity shall accept such Deed or Deed as prima facie evidence that all prerequisites to the validity of such sale were had and done.

   And the said first party, Mortgagors, do hereby absolutely ratify and confirm any and all acts that the Trustee, or his successors in this Trust, may lawfully do in the premises by virtue hereof.

   This Deed or Trust is made upon the express condition that it shall not be released of record by anyone other than the said third party, or the holder and owner, for value (at the time such release is made) of the Note secured

        Plural or singular words used herein to designate the undersigned, the parties of the first part, shall be construed to refer to the maker or makers of this Mortgage, whether one or more persons or a corporation; and all covenants and agreements herein made by the undersigned shall bind the heirs, personal representatives, successors, and assigns of the undersigned, and every option, right, and privilege herein reserved or secured to the Mortgagee, shall inure to the benefit of its successors and assigns.

        IN WITNESS WHEREOF, the said first party has hereunto subscribed its name, the day and year first hereinbefore written.

                              Circle Creek Aquaculture VI, L.P., a Tennessee Limited Partnership

                              By: /s/ George S. Hastings, Jr. G.P.
                                 ----------------------------------------[SEAL]
                                 (George S. Hastings, Jr., a General Partner)
                                  /s/ George S. Hastings, Jr.
                                 ----------------------------------------[SEAL]
                                 (George S. Hastings, Jr., Individually)

                                 ----------------------------------------[SEAL]

                                 ----------------------------------------[SEAL]


STATE OF MISSISSIPPI,         )
                              )ss.
COUNTY OF Sunflower           )

        Personally appeared before me,

a Notary Public in and for said County and State the within named Circle Creek Aquaculture VI, L.P., a Tennessee Limited Partnership, by George S. Hastings, Jr., General partner; and George S. Hastings, Jr.

------------------------------------------------------------------------------
who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned.
    Given under my hand and seal of office this 31st day of August 1994.
    My commission expires
                                             Sharon P. Clark
MY COMMISSION EXPIRES FEB 19 1995            ---------------------------------
                                             Notary Public in and for
                                             County, Mississippi



                                 DEED OF TRUST
                                 (MISSISSIPPI)



================================================================================
                                     From
                      Circle Creek Aquaculture, VI, L.P.,
                  a Tennessee Limited Partnership, et al - -


                                      to



                                  TRUSTEE FOR
                               METROPOLITAN LIFE
                               INSURANCE COMPANY
================================================================================
STATE OF MISSISSIPPI,                               )
                                                    )ss.
COUNTY OF                                           )
I,
Clerk of the Chancery Court and Ex-Officio Recorder for the County and State aforesaid, do hereby certify that the within instrument of writing was filed for record in my office on the

day of                                     .19    ,
at       o'clock       m.
and has been this day duly recorded, with the acknowledgment and certificate thereon, in

Deed Book       on Page                            .

  Witness my hand and official seal, affixed this
            day of                           19    .

                 -----------------------------------
                           Clerk of Chancery Court.

                 By
                   ---------------------------------
                                      Deputy Clerk.

[SEAL]
================================================================================
                            Illinois BRANCH OFFICE
                           Agricultural Investments

                               METROPOLITAN LIFE
                               INSURANCE COMPANY
                              2203 E. Empire St.
                             Bloomington, IL 61704

slm
F.M. 232-29 (MISS.)-(4-75)--PRINTED IN U.S.A.

       PREPARED BY:    METROPOLITAN LIFE INSURANCE COMPANY
                       Post Office Box 37
                       Bloomington, IL 61702-0037


       GRANTEE:        METROPOLITAN LIFE INSURANCE COMPANY
                       -------------------------------------------------

                       Post Office Box 37
                       -------------------------------------------------

                       Bloomington, IL 61702-0037
                       -------------------------------------------------

                       -------------------------------------------------

                       -------------------------------------------------

                       -------------------------------------------------

                       -------------------------------------------------


       GRANTOR:        CIRCLE CREEK AQUACULTURE VI, L.P.
                       -------------------------------------------------
                       a Tennessee Limited Partnership

                       900 Olive St., P. O. Box 646
                       -------------------------------------------------

                       Moorhead, MS 38761
                       -------------------------------------------------

                       -------------------------------------------------

                       -------------------------------------------------

                       -------------------------------------------------

                       -------------------------------------------------



       ABSTRACT
       INSTRUCTIONS:   All of Section 21, Township 18 North, Range
                       -------------------------------------------------
                       3 West lying South and West of Moorhead Bayou;

                       All of Section 28, Township 18 North, Range
                       -------------------------------------------------
                       3 West lying North and West of Moorhead Bayou;

                       Being all or portions of Units Nos. 12, 13,
                       -------------------------------------------------
                       14, 15, 16 and 17 of the S. H. Moore Farm

                       -------------------------------------------------

                       -------------------------------------------------

                       -------------------------------------------------

                                 LOAN AGREEMENT

WHEREAS, CIRCLE CREEK AQUACULTURE VI, L. P., a Tennessee Limited Partnership, by George S. Hastings, Jr., General Partner, of Sunflower County, Mississippi and George S. Hastings, Jr., of Davidson County, Tennessee, hereinafter referred to as "BORROWER", have applied to METROPOLITAN LIFE INSURANCE COMPANY, hereinafter referred to as "Metropolitan", for a loan of $153,000.00 to be secured by a first mortgage lien on approximately 175 acres of land in Sunflower County, Mississippi, and

WHEREAS, Metropolitan requires that Borrower execute this Loan Agreement, the terms of which are a material inducement for Metropolitan to enter into the mortgage loan hereinbefore mentioned.

NOW, THEREFORE, the following covenants, terms and conditions shall be observed by borrower, so long as any part of the $153,000.00 loan is outstanding:

1 - Borrower shall furnish a copy of the Balance Sheet and Profit/Loss Statement, certified to be true and correct at the time and these statements shall be provided to Metropolitan without 30 days after receipt of written request.

2 - Borrower is restricted from placing any additional liens and/or mortgages on the security tracts, without the prior written consent of Metropolitan.

3 - Borrower agrees to give a collateral assignment of all machinery and equipment leases to Metropolitan, as appropriate.

A default under any of the foregoing covenants, terms and conditions shall, at the option of Metropolitan, accelerate the due date of the Note and Deed of Trust executed by Borrower, which shall then become immediately due and payable.


                                Circle Creek Aquaculture VI, L. P., a
                                Tennessee Limited Partnership, by George S.
                                Hastings, Jr., General Partner

                                By:/s/ G. S. Hastings, Jr.
                                   ------------------------------------------
                                   (George S. Hastings, Jr., General Partner)

                                   /s/ G. S. Hastings, Jr.
                                   ------------------------------------------
                                   (George S. Hastings, Jr., Individually)



August 31, 1994
-------------------
Date

                            FINANCE CHARGE AGREEMENT



RE: $153,000.00 Loan form Metropolitan Life Insurance Company ("Lender") to Circle Creek Aquacultrue VI, L. P., A Tennessee Limited Partnership, by George
S. Hastings, Jr., General Partner and George S. Hastings, Jr. ("Borrower"); Sunflower County, Mississippi

DATE: August 31, 1994
     ----------------

The undersigned acknowledge and agree that borrower hereby contracts for and agrees to pay, and Lender hereby contracts for and agrees to receive, on the above-referenced loan, an annual interest rate of 9.50 percent. The undersigned also agree to the servicing fee of $1,530.00 previously collected.


LENDER:

METROPOLITAN LIFE INSURANCE COMPANY

By:/s/
   -------------------------------------------
     Its: Manager
         -------------------------------------

BORROWER:
Circle Creek Aquaculture VI, L. P., a
Tennessee Limited Partnership by George S.
Hastings, Jr., General Partner

By: /s/ G. S. Hastings, Jr
    ------------------------------------------
    (George S. Hastings, Jr., General Partner)

    /s/ G. S. Hastings, Jr.
    ------------------------------------------
    (George S. Hastings, Jr., Individually)